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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K




                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 16, 2004



                                CytRx Corporation
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         000-15327                                    58-1642750
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    (Commission File Number)              (I.R.S. Employer Identification No.)


11726 San Vicente Blvd., Suite 650, Los Angeles, CA            90049
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         (Address of Principal Executive Offices)           (Zip Code)


                                 (310) 826-5648
               Registrant's Telephone Number, Including Area Code


          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.           Financial Statements and Exhibits.

         (c) The following exhibits are filed as part of this Current Report on Form 8-K:


  Exhibit No.     Description
  -----------     -----------

         99.1     Press release issued January 16, 2004.


Item 12.      Results of Operations and Financial Condition.

In a press release announcing CytRx Corporation's plans to cease funding its existing investments in genomics companies to focus on its core strategy of developing human therapeutics that was issued by CytRx on January 16, 2004, CytRx disclosed that it will be taking a write-off of its investments in the genomics companies in the quarter ended December 31, 2003. These investments had a carrying value as of September 30, 2003 of approximately $5.85 million and were accounted for by CytRx as an intangible asset. A copy of the foregoing press release is filed as an exhibit as part of this Current Report on Form 8-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CYTRX CORPORATION
                                          (Registrant)


Date:  January 16, 2004
                                          By:  /s/  Steven A. Kriegsman
                                             ---------------------------------
                                             Name:  Steven A. Kriegsman
                                             Title: Chief Executive Officer


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                                  EXHIBIT INDEX

  Exhibit No.     Description
  -----------     -----------

         99.1     Press release issued January 16, 2004.